PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2017
Property Plant And Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 14. PROPERTY, PLANT AND EQUIPMENT

In January 2016, we entered into disposal agreements to sell certain office premises which were not used for our principal business to several counterparties unrelated to our Group, for total cash considerations approximating $1.9 million. The closing of the disposal occurred in March 2016. Upon the closing, we recognized disposal gains of approximately $798 thousand.

At the end of 2016, we recognized an impairment loss of $471 thousand on property, plant and equipment as a result of consecutive operating losses in recent years that are expected to continue and therefore the carrying amounts of those long-lived assets would not be recoverable based on cash flow projections from current games, which are typically with shorter lives.

For the year ended December 31, 2017, there were no significant changes in our property, plant and equipment. For the year ended December 31, 2016, a reconciliation of the beginning and ending amounts of our property, plant and equipment is as follows:

(in US$ thousands)	Cost	Accumulated depreciation	Net
Balance at beginning of year	$5,165	$3,774	$1,391
Purchase	496	—	496
Depreciation	—	162	(162)
Disposal of office premises	(1,120)	(44)	(1,076)
Disposal of other property, plant and equipment	(1,092)	(969)	(123)
Deconsolidation (Note 4)	(104)	(33)	(71)
Impairment (Note 7)	(3,423)	(2,952)	(471)
Exchange differences	85	62	23
Balance at end of year	$7	$—	$7